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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                      January 28, 1998 (January 27, 1998)




                      Laidlaw Environmental Services, Inc.
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               (Exact name of Company as specified in its charter)


Delaware                            1-8368                            51-0228924
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(State or other                   (Commission                      (IRS Employer
jurisdiction                     File Number)                     Identification
of incorporation)                                                        Number)



       1301 Gervais Street, Suite 300, Columbia, South Carolina   29201
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             (Address of principal executive offices)   (Zip Code)



       Registrant's telephone number, including area code: (803) 933-4200


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ITEM 5.  OTHER EVENTS

         On January 27, 1998, Laidlaw Environmental Services, Inc. ("LESI") (NYSE:LLE) announced that early termination of the statutory waiting period established under the Hart-Scott-Rodino review process has been granted as it concerned the Company's offer for all the outstanding shares of Safety-Kleen Corp. (NYSE:SK) has been approved. The full text of the announcement is reproduced below. Note that the announcement contains statements regarding LESI's opinion regarding the value created by LESI's offer and the direction that the Safety-Kleen board should take in order to provide value to its shareholders.

FOR IMMEDIATE RELEASE

CONTACT: KENNETH W. WINGER
         PRESIDENT AND CHIEF EXECUTIVE OFFICER

         PAUL R. HUMPHREYS
         SENIOR VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER
         (803) 933-4210


              LAIDLAW ENVIRONMENTAL ANNOUNCES EARLY TERMINATION OF
                        HART-SCOTT-RODINO WAITING PERIOD


COLUMBIA, South Carolina (January 27, 1998) - Laidlaw Environmental Services, Inc. (NYSE:LLE) today announced that early termination of the statutory waiting period established under the Hart-Scott-Rodino review process has been granted as it concerned the Company's offer for all the outstanding shares of Safety-Kleen Corp. (NYSE:SK).

         Commenting on this development, Kenneth W. Winger, Laidlaw Environmental Services' president and chief executive officer said,

         "The improved offer for Safety-Kleen shares announced yesterday, which eliminated cash reductions associated with "break-up" fees, and now the early termination of the Justice Department's review, clear the path for an expeditious completion of Laidlaw Environmental's tender offer. In order to convey timely maximum value to its shareholders, the Safety-Kleen board must now acknowledge the superiority of our offer and take positive action to facilitate its acceptance."

         Laidlaw Environmental Services, Inc., headquartered in Columbia, South Carolina, supplies hazardous and industrial waste management services to industry and government across North America. The Company provides customers with local service from more than 100 locations in the United States and Canada, including 53 service centers, 11 landfills, 6 major incineration facilities and a number of specialty service locations.

                                      -END-


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           LAIDLAW ENVIRONMENTAL SERVICES, INC.



Date: January 28, 1998                 By: /s/ Kenneth W. Winger
                                           ----------------------
                                           Kenneth W. Winger, President
                                           and Chief Executive Officer